Acquisition of Subsidiary	12 Months Ended
Feb. 28, 2022
Disclosure of subsidiaries [text block] [Abstract]
ACQUISITION OF SUBSIDIARY

28. ACQUISITION OF SUBSIDIARY

(i)	Picup Technologies Proprietary Limited

On September 1, 2021, the Group acquired 70.1% of the shares and voting interests in Picup, for a consideration of ZAR 70.1 million, recognizing a goodwill of ZAR 58.3 million. The principal activity of Picup is that of providing a technology platform focused on last mile delivery.

From the date of acquisition to February 28, 2022, Picup contributed revenue of ZAR 42.0 million and net loss of ZAR 2.1 million to the Group’s results. If the acquisition had occurred on March 1, 2021, management estimates the contribution to the Group’s revenue and net loss would have been ZAR 68.9 million and ZAR 10.6 million respectively.

The fair values of identifiable net assets and the cash outflows on the acquisition were as follows:

Figures in Rand thousands	Notes	As of February 28, 2022

Intangible assets [1]	7	13,385
Other non-current assets		5,055
Cash and cash equivalents		2,140
Other current assets (excluding cash and cash equivalents)		11,090
Non-current liabilities		(13,478)
Current liabilities		(3,967)

Net identifiable assets acquired		14,225
Add: Goodwill	8	58,314
Add: Other financial asset [2]		1,865
Less: NCI based on proportionate interest		(4,253)
Cash consideration transferred for the business		70,151

Less: cash and cash equivalents acquired		(2,140)
Net outflow of cash		68,011

Goodwill arising on the acquisitions is attributable to the synergies expected to arise from their integration with the Group, the skilled workforce acquired and the distribution networks. The primary reason for these acquisitions is to enhance capability and broaden product offering to customers.

The fair value and gross contractual amount of trade and other receivables is ZAR 11.0 million.

[1]

The intangible assets comprised of computer software, trade name and customer relationships estimated at ZAR 13.4 million. The computer software was valued based on replacement cost following review of the useful life. In measuring the fair value of the trade name and customer-related intangibles, relief-from-royalty method and multi-period excess earnings method were used. The relief-from-royalty method considers the discounted estimated royalty payments that are expected to be avoided as a result of the technical know-how being owned. The multi-period excess earnings method considers the present value of net cash flows expected to be generated by the customer relationships, by excluding any cash flows related to contributory assets.

[2]	This relates to a call option agreement with the non-controlling shareholders of Picup to acquire additional 13% interest in Picup. The option is exercisable from September 1, 2024 and expires on February 29, 2028.

(ii)	Purple Rain Properties No.444 Proprietary Limited

On February 28, 2022, the Group acquired 100% of the shares and voting interests in Purple Rain Properties No. 444 Proprietary Limited (“Purple Rain”) for a consideration of ZAR 100. The acquisition was accounted for as an asset acquisition as based on the concentration test, substantially all of the fair values of the gross assets is concentrated in investment properties of Purple Rain.

The fair values of identifiable net assets and the net cash inflows on the acquisition were as follows:

Figures in Rand thousands	Note	As of February 28, 2022

Property, plant and equipment		114,166
Cash and cash equivalents		1,404
Other current assets (excluding cash and cash equivalents)		1,476
Term loans	16	(59,088)
Other non-current liabilities		(14,387)
Current liabilities		(1,167)

Net identifiable assets acquired		42,404
Settlement of amounts due from Purple Rain		(42,404)
Cash consideration transferred for acquisition of asset		*

Less: cash and cash equivalents acquired		(1,404)
Net inflow of cash		(1,404)

*	Amount is less than a thousand Rand.